Goodwill	9 Months Ended
Sep. 30, 2026
Intangible Asset, Goodwill and Other [Abstract]
Goodwill	Goodwill
The change in the carrying amount of goodwill between December 31, 2025 and September 30, 2026 is as follows:

	Nine Months Ended	Year Ended
	September 30, 2026	December 31, 2025
	(in thousands)
Opening balance	$8,731,689	$9,051,410
Prior period acquisition	—	5,109
Impairment	—	(364,248)
Foreign exchange movement	(9,778)	39,418
Closing balance	$8,721,911	$8,731,689
There were no impairment charges during the nine months ended September 30, 2026 (during the year ended December 31, 2025: $364.2 million related to the Company's former Data Solutions reporting unit). The Data Solutions reporting unit comprised of Symphony, was disposed of on May 8, 2026. Refer to Note 17 Disposal of subsidiary undertaking for details on the disposal.